CASH, CASH EQUIVALENTS AND RESTRICTED CASH (Summary of Reconciliation of Cash, Cash Equivalents, and Restricted Cash) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Cash and cash equivalents	¥ 195,303	$ 30,018	¥ 196,900	¥ 246,303
Restricted cash	2,350	$ 361	2,350	2,050
Total cash, cash equivalents, and restricted cash shown in the consolidated statements of cash flows	¥ 197,653		¥ 199,250	¥ 248,353